U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

Venture Lending & Leasing VIII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	000-55449	47-3919702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 3, 2015, the Board of Directors of the Company elected Spiro Constantine Lazarakis, Arthur C. Spinner and William Russell Miller to serve as independent directors of the Company who are not “interested persons” of the Company as defined under the Investment Company Act of 1940, as amended. Also effective as of August 3, 2015, the Board of Directors of the Company appointed Spiro Constantine Lazarakis, Arthur C. Spinner and William Russell Miller as members of the Company’s Audit and Nominating Committees. The Board of Directors of the Company appointed Spiro Constantine Lazarakis to be the chair of the Audit Committee.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description
------------------ ---------------
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING VIII, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
President and Chief Executive Officer	Vice President, Chief Financial Officer, Treasurer and Secretary

Date: August 4, 2015	Date: August 4, 2015